                                                                    EXHIBIT 10.1

                             INVESTMENT AGREEMENT


     This Investment Agreement dated as of July __, 1996 between NORWEST CORPORATION, a Delaware corporation ("Norwest"), and the undersigned shareholders of B & G INVESTMENT COMPANY ("the Company"), a Texas corporation (collectively, the "Shareholders").

     WHEREAS Norwest and the Company are parties to an Agreement and Plan of Reorganization dated as of February 16, 1996, (the "Reorganization Agreement") providing for the merger of a wholly-owned subsidiary of Norwest with and into the Company (the "Merger") in exchange for a number of shares of common stock of Norwest, par value $1-2/3 per share ("Norwest Common Stock"), under the terms and conditions set forth therein,

     WHEREAS the Reorganization Agreement provides that the shares of Norwest Common Stock to be issued in the Merger (the "Shares") will be issued in a private transaction pursuant to one or more exemptions from registration under the Securities Act of 1993, as amended (the "Securities Act") at the time of the consummation of the Merger but that the Shares will be subject to registration rights as set forth in this Investment Agreement,

     WHEREAS the parties wish to set forth certain representations, agreements and undertakings for the purpose of qualifying the Shares for such exemptions from registration and to fix the terms and conditions of such registration rights,

     WHEREAS it is the parties' intention that the Merger qualify as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules, regulations and interpretations promulgated or issued thereunder, and

     WHEREAS as a condition to Norwest's agreement to grant the registration rights set forth herein, Norwest is requiring that each of the Shareholders provide and enter into certain representations, warranties, agreements, and indemnifications in connection with the transfer of the Shares and the qualification of the Merger as a tax-free reorganization under the Code.

     NOW, THEREFORE, the parties hereto, in consideration of the premises and of the mutual covenants and agreements contained herein, agree as follows:

     1. REPRESENTATIONS AND COVENANTS OF SHAREHOLDERS. In order to induce Norwest to consummate the Merger contemplated by the Reorganization Agreement and to issue and exchange the Shares for the shares of the Common Stock of the Company held by each of the Shareholders, each of the Shareholders, with respect to himself or itself, represents and warrants to, or agrees with, Norwest as follows:
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     (a)  Ownership of Shares. As of the date hereof, each Shareholder: (i)
holds of record or beneficially that number of shares of the Common Stock of the Company set forth opposite his or its name on Schedule 1(a) to this Investment Agreement ( the "Company Shares"); (ii) has good title to all Company Shares held by such Shareholder, free and clear of all liens, claims, and encumbrances, except as set forth on Schedule 1(a); and (iii) is domiciled, for purposes of compliance with blue sky filing requirements in paragraph 2(e), in the state shown opposite each Shareholder's name on Schedule 1(a).

     (b) Information with respect to Norwest. Norwest has furnished to each of the Shareholders, and each of the Shareholders has received and reviewed, either alone or with the assistance of counsel or his or her regular financial advisor, prior to the date on which shareholder approval of the Merger was obtained by the Company (the "Shareholder Approval Date"), each of the following documents:
(i) Norwest's annual report on Form 10-K for the year ended December 31, 1995,
(ii) each of Norwest's quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the "SEC") for each of the quarters between January 1, 1996 and the Shareholder Approval Date, (iii) Norwest's annual report to shareholders for its most recently completed fiscal year and its notice and proxy statement for its most recent annual meeting of stockholders, and (iv) all other documents, if any, filed with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") from January 1, 1996 to the Shareholder Approval Date.

     (c) Shareholder Intent/Legending of Certificates.

          (i) Investment Intent. Each Shareholder (1) has such knowledge and experience in financial matters that the Shareholder is capable of evaluating the merits and risks of the acquisition of the Shares and has requested, received, reviewed and considered all information the Shareholder deems relevant in making an informed decision to acquire the Shares, (2) intends to acquire the Shares to be received in the Merger for investment only and with no present intention of distributing or reselling any of such Shares (other than for sales pursuant to this Investment Agreement and the Registration Statement (as defined below), or sales pursuant to this Investment Agreement which are otherwise in compliance with the Securities Act and the rules and regulations promulgated thereunder), and (3) agrees that, for a period of two (2) years from the date the Shares are issued, the Shareholder will not, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge
     of) any of the Shares, other than in compliance with the Reorganization Agreement, this Investment Agreement, the Registration Statement (as hereinafter defined) and the Securities Act and the rules and regulations promulgated thereunder.

          (ii) Tax Matters. Each of the Shareholders represents and warrants to Norwest and to each other Shareholder who is a party to this Investment Agreement that there is no present plan or intention by him or it to sell, exchange, or otherwise dispose of, a number of Shares received in the transaction that would reduce the Shareholders' ownership of the Shares, as a group, to a number of shares having a

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     value, as of the Effective Date of the Merger (as defined in the
     Reorganization Agreement), of less than 50 percent of the "Exchanged Value". For the purposes of this Investment Agreement, the term "Exchanged Value" shall be the aggregate value as of the Effective Date of the Merger of the cash, Norwest Common Stock and other property received by the Shareholders in exchange for the formerly outstanding stock of the Company and pursuant to the exercise of dissenters' rights.

          (iii) Legending of Certificates. Each Shareholder acknowledges and agrees that the Shares being issued in accordance with the Reorganization Agreement (1) have not been registered under the Securities Act in reliance upon one or more exemptions from registration under the Securities Act, (2) are subject to certain restrictions on transfer as set forth in Exhibit B to the Reorganization Agreement, and (3) that the certificates evidencing the shares will bear the following restrictive legend:

                 "The shares represented by this certificate were issued in connection with the merger described in that certain Agreement and Plan of Reorganization and related Agreement and Plan of Merger dated July __, 1996, by and between Norwest Corporation ("Norwest") and B & G Investment Company and are subject to certain restrictions on transfer set forth in that certain Investment Agreement dated July __, 1996 and the shareholders named therein (the "Investment Agreement"), and were issued without registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on one or more exemptions therefrom. These shares may not be sold or otherwise transferred except pursuant to a registration statement under the Securities Act, or upon receipt by Norwest Corporation of an opinion of counsel reasonably satisfactory to it that an exemption from registration under the Securities Act is available, and except in compliance with the Investment Agreement.

          (iv) Each of the Shareholders further acknowledges and understands that Norwest is relying on the truth and accuracy of the representations made by each Shareholder herein for purposes of, among other matters, establishing the existence of such exemptions.

     (d) Shareholder Information. Each Shareholder covenants and agrees (i) to furnish to Norwest, in writing, any information relating to the Shareholder which Norwest reasonably determines to be necessary for disclosure in any Registration Statement covering the Shares (or any amendment thereto) or for the purpose of complying with an exemption from registration or applicable state securities laws, promptly after request therefor by Norwest, (ii) that the Shareholder will discuss such information with Norwest or its representatives, upon the request of Norwest, and (iii) that the Shareholder will otherwise cooperate with Norwest to achieve compliance with applicable exemptions and applicable federal and state securities laws. Each Shareholder warrants that all information to be furnished by the Shareholder to Norwest pursuant to this paragraph 1(d) shall be true and correct.

     (e) Compliance with Securities Law and Transfer Requirements. Each Shareholder agrees with Norwest that the Shareholder will fully comply with all requirements under the Securities Act and the Exchange Act, including without limitation the prospectus delivery requirements under the Securities Act and the provisions of Rule 10b-6 of the Exchange Act, in connection with any sale or distribution of the Shares pursuant to the Registration Statement, and with the Transfer procedures set forth in paragraph 3 hereof. Each Shareholder further agrees that no Transfer of the Shares may be made to the public except in an "ordinary trading transaction." As used in this Investment Agreement, an "ordinary trading transaction" means a sale of the Shares on a nationally-recognized securities exchange using the services of a broker-dealer registered in the state where the Transfer is to occur, and without the use of special selling efforts or methods, but does not include the writing of options or other derivative securities on the Shares (whether or not such options or derivative securities are listed on an options or other securities exchange.)

     (f) Capacity and Enforceability. Each Shareholder represents, warrants and covenants to Norwest that (i) the Shareholder has full right, power, authority and capacity to enter into this Investment Agreement and to consummate the transactions contemplated hereby, and (ii) upon its execution and delivery, this Investment Agreement shall constitute a valid and binding obligation of the Shareholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and contracting parties generally and except as enforceability may be subject to general principles of equity.

     2. REGISTRATION PROCEDURES AND EXPENSES. Following the Effective Date of the Merger, Norwest agrees to take the following actions:

     (a) Filing and Effectiveness of Registration Statement. Norwest hereby represents and warrants to Shareholders that as of the date of this Agreement, Norwest qualifies for the use of Form S-3 under the Securities Act for the transactions contemplated herein. Subject to paragraph 2(b) below, Norwest will prepare and file with the SEC a registration statement on Form S-3 or on such other short form registration statement as may be then available to Norwest covering all of the Shares (the "Registration Statement") within 90 days following the Effective Date of the Merger, and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable thereafter; provided, however, that Norwest shall have the right to delay such filing and/or effectiveness (i) until the Selling Stockholders and their counsel (if any) have reviewed and approved the information included in the Registration Statement about the Selling Stockholders; or (ii) in order to qualify the initial issuance of the Shares for one or more exemptions from registration under the Securities Act and to comply with any requirements imposed by the SEC on the registrations of securities for re-sale.

     (b) Additional Right to Delay Effectiveness of Registration. In addition to the rights granted in Section 2(a), Norwest shall have the right to delay effectiveness of the Registration Statement for up to three successive 30-day periods, provided, however, that prior to each such 30-day deferral, Norwest shall have delivered, to the Shareholder a certificate signed by the Chairman, the President, or any Executive Vice President of

Norwest stating that in the good faith judgment of Norwest, it would be detrimental to Norwest and its stockholders for Norwest to immediately proceed with the effectiveness of such Registration Statement.

     (c) Amendments or Subsequent Registration Statement. Norwest shall, subject to paragraph 3 below, prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) the date that all of the Shares have been sold pursuant thereto, or (ii) until all of the Shares owned by the Shareholders may be sold in a public distribution, pursuant to Rule 144(c) through (i) of the SEC or any other rule of similar effect, without the registration of such Shares under the Securities Act; or, in lieu of filing an amendment or supplement to the Registration Statement, Norwest may, at its option, file and cause to become effective a subsequent registration statement on Form S-3 or on such other form as may be then available to Norwest covering the Shares to permit the Transfer (as defined in paragraph 3(a)(i) hereof) of the Shares from time to time. If Norwest elects to file such subsequent registration statement which thereafter becomes effective, such subsequent registration statement, upon its effectiveness, shall be deemed the "Registration Statement" for all purposes of this Investment Agreement. The period from the effective date of the Registration Statement through the earlier of the dates described in clauses (i) and (ii) of this paragraph 2(c) is herein referred to as the "Effective Period".

     (d) Copies of Prospectus. Norwest shall furnish to the Shareholders with respect to the Shares registered on such Registration Statement copies of the preliminary prospectuses and prospectuses as required by the Securities Act and such other documents as the Shareholders may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Shareholders.

     (e) Blue Sky Filings. Norwest shall file documents required of Norwest for routine blue sky clearance in the state of Texas, or such other state in which a Shareholder may be domiciled, except that Norwest shall not be required to obtain blue sky clearance for the Shares in any other state where Norwest may be required to qualify to do business as a foreign corporation or as a dealer in any state where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such state, to take any action which would subject it to service of process in suits other than those arising out of the offer and sale of the Shares covered by such Registration Statement, or to subject itself to taxation in any state where it is not so subject at the time Norwest is asked to obtain blue sky clearance.

     (f) Expenses. Norwest agrees to bear all expenses in connection with the registration of the Shares on such Registration Statement and the satisfaction of the blue sky requirements set forth in this Investment Agreement, except underwriting discounts and selling commissions, and fees and expenses, if any, of counsel and other advisors to the Shareholders.

     (g) Underwriters. Norwest understands that the Shareholders disclaim being underwriters for purposes of the Securities Act, but if any of the Shareholders are deemed to be underwriters that fact shall not relieve Norwest or any of the Shareholders of any of their respective obligations under this Investment Agreement.

     3. Transfers of Shares After Registration; Limitations on Transfers; Amended Registration Statement.

     (a)(i) Transfers. The Shareholders agree that none of them will effect any disposition of any of the Shares or any interest therein for value, whether by sale, assignment, pledge, or otherwise (a "Transfer") unless such Shareholder has complied with the provisions of this paragraph 3. Each Shareholder agrees that no Transfer of the Shares may be made during the Effective Period, unless the Shareholder desiring to make a Transfer shall have first given Norwest five
(5) business days (the "Notice Period") written notice of the proposed Transfer prior to the date the proposed Transfer will occur, which notice shall be in the form attached hereto as Exhibit A (the "Transfer Notice"), and Norwest does not elect in writing as provided in paragraph 3(b) below to defer any such proposed Transfer. The Transfer Notice to Norwest shall be deemed to have been given to Norwest, for purposes of computing the Notice Period, on the date Norwest actually receives the Transfer Notice. The Transfer Notice shall specify the number of Shares proposed to be transferred, and identify the registered broker-dealer(s) (if applicable) who will effect the Transfers. If any Transfer is to be made otherwise than pursuant to the Registration Statement and the prospectus included therein, the Transfer Notice shall also describe the manner in which such Transfer is to be made, and be accompanied by an opinion of counsel experienced in securities law matters reasonably satisfactory to Norwest, stating, in substance, that registration under the Securities Act is not required with respect to the Transfer and that the Transfer will not result, directly or indirectly, in a violation by Norwest of any applicable federal and state securities laws. For purposes of this Investment Agreement, a Transfer shall be deemed to have occurred on the date (A) the order to sell any Shares is placed with a registered broker-dealer, or (B) Shareholder enters into any agreement or undertaking (other than in the circumstances described in clause
(A) above) pursuant to which the Shareholder becomes irrevocably and unconditionally committed to dispose of any Shares. A pledge of any Shares to a third party for purposes of security (a "Pledge") shall not be deemed a Transfer for purposes of this paragraph 3 if the Shareholder making the Pledge has delivered to Norwest a notice in the form attached hereto as Exhibit C and the opinion of counsel referred to above in this paragraph 3(a) prior to the Pledge.

          (a)(ii) Limitations of Number of Transfers. Each Shareholder, other than the Ray Ellison Grandchildren Trust (the "Trust") as provided below, agrees that (i) a Transfer Notice may not be given to Norwest and a Transfer may not be made more frequently than once every three months in any twelve month period elapsing during the Effective Period and (ii) any proposed transfer shall be for not less than 2,000 Shares per Transfer. The Trust, and any successor trust to the foregoing, and except as provided below with respect to certain beneficiaries, any one or more permitted assignees of the Trust pursuant to
Section 8 hereof, when considered as a whole, may give a Transfer Notice to Norwest and make a Transfer of the Shares not more frequently than once every

45 days in any twelve-month period elapsing during the Effective Period, with any such Transfer to cover not less than 10,000 shares.

     (b) Notice of Deferral of Proposed Transfer. If Norwest elects to defer the proposed Transfer as provided in paragraph 3 (c) or 3(d) below, then on or before 5:00 p.m. (Minneapolis, Minnesota time) on the date the Notice Period expires, Norwest shall notify the Shareholder from whom the Transfer Notice was received (the "Transferring Shareholder") that the proposed Transfer must be deferred either (A) because, in the opinion of Norwest's counsel, the Registration Statement may be required to be amended or supplemented so that a Transfer of the Shares pursuant to the Registration Statement can be effected in compliance with the Securities Act and the Exchange Act, or (B) because Norwest has given the Shareholders the certificate described in paragraph 3(d) below. If Norwest does not elect to defer the proposed Transfer, then Norwest will so advise the Transferring Shareholder in writing on or before the date and time the Notice Period expires, and such Transfer must thereafter be completed as set forth in the Transfer Notice on or before the earlier of (A) the fifth business day following the expiration of the Notice Period, or (B) the date the Transferring Shareholder receives a certificate described in paragraph 3(d) below. A Transfer to the public in an ordinary trading transaction will be deemed to be "completed" for purposes of this paragraph on the date the order to sell (the "trade") is executed by the broker-dealer.

     (c) Right to Amend Registration Statement. If Norwest notifies the Shareholders (whether or not Norwest has received a Transfer Notice) that the Registration Statement may be required to be amended or supplemented so that a Transfer of the Shares pursuant to the Registration Statement can be effected in compliance with the Securities Act and the Exchange Act, then (i) Norwest shall, within twenty (20) business days after the date of such notice, prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to permit the Shareholders to Transfer their Shares pursuant to the Registration Statement in compliance with the Securities Act and the Exchange Act, and (ii) until such amendment or supplement becomes effective pursuant to the rules and regulations promulgated under the Securities Act, none of the Shareholders shall effect any Transfer of the Shares pursuant to the Registration Statement. Notwithstanding the foregoing, the obligation of Norwest to file any amendment or supplement to the Registration Statement shall not apply with respect to any amendment or supplement relating to information supplied by any of the Shareholders or any other person selling shares pursuant to the Registration Statement unless the Shareholders or such other person shall have given prior written notice to Norwest that an amendment or supplement is required, in which case (i) Norwest shall file such amendment or supplement within twenty(20) business days following the date such notice is received by Norwest, and (ii) until such amendment or supplement becomes effective pursuant to the rules and regulations promulgated under the Securities Act, none of the Shareholders shall effect any Transfer of the Shares pursuant to the Registration Statement.

     (d) Right to Defer Transfer. If Norwest shall furnish to the Transferring Shareholder a certificate signed by the Chairman, the President, or any Executive Vice President of Norwest stating that in the good faith judgment of Norwest, it would be materially detrimental to Norwest and its stockholders for the Shareholder to immediately proceed with the proposed Transfer, (i) Norwest shall have the right to defer such Transfer for a reasonable period not to exceed 30 days, and (ii) until the expiration of such 30-day period (or any successive 30-day period to which Norwest shall become entitled through the execution and delivery to the Transferring Shareholder of one or more additional certificates prior to the expiration of such 30-day period), none of the Shareholders shall effect any Transfer of the Shares. Notwithstanding any exercise by Norwest of this deferral right, the Transferring Shareholders shall have the right to effect a Transfer of the Shares during the period commencing on the fifth business day after each date (a "Filing Date") on which Norwest files with the SEC a quarterly report on Form 10-Q or an annual report on Form 10-K or, solely at Norwest's option a current report on Form 8-K, setting forth its quarterly or annual summary statement of earnings (as may then be applicable) and ending on the tenth business day following such date provided that (i) the Transferring Shareholder has first given Norwest a Transfer Notice not later than five business days prior to the proposed effective date of such Transfer within such period; and
(ii) Norwest does not exercise its right to defer such Transfer following receipt of such notice from the Transferring Shareholder by delivering the certificate described in the first sentence of this paragraph 3(d). Any such certificate delivered subsequent to a Filing Date shall be effective only if based on events occurring or circumstances arising subsequent to such Filing Date.

     (e) Transfer Procedures. During the Effective Period, if a Transfer has been made in compliance with this Investment Agreement the Shareholder shall furnish to Norwest's Transfer Agent the certificates evidencing the Shares being transferred, together with (i) a representation letter in the form of Exhibit B hereto, addressed to the Transfer Agent and Norwest and signed by the Shareholder making the Transfer, and (ii) any other opinions or certifications required under the Investment Agreement and such other documents as Norwest's Transfer Agent may reasonably require.

     4. Information to be Furnished to Shareholders. So long as the Registration Statement is effective, Norwest shall furnish to each of the Shareholders as soon as practicable after available, one copy of (i) its annual report to shareholders (which shall contain audited financial statements prepared in accordance with generally accepted accounting principles), (ii) such quarterly reports to shareholders which Norwest may prepare and distribute from time to time, and (iii) a full copy of the Registration Statement covering the Shares (excluding exhibits). In addition, upon the reasonable request of any of the Shareholders, Norwest shall furnish to such Shareholder any other information that is generally made available to the public by Norwest.

     5. Termination of Conditions and Obligations. The conditions precedent imposed by this Investment Agreement upon the transferability of the Shares shall terminate as to any particular shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement, or at such time as an opinion of counsel satisfactory to Norwest shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     6.  Indemnification.

     (a) Definitions. As used in this paragraph 6, (i) the term "Registration Statement" shall include any preliminary prospectus, final prospectus, exhibit, amendment or supplement included in or relating to the registration statement referred to in this Investment Agreement, and (ii) the term "untrue statement" shall include any statement of a material fact in the Registration Statement which is (or is alleged to be) untrue, and any omission (or alleged omission) to state in the Registration Statement a material fact required to be stated therein or necessary to make any statement therein, in the light of the circumstances under which it was made, not misleading.

     (b) Indemnification of the Shareholders. Norwest agrees to indemnify and hold harmless each Shareholder (and, if any Shareholder is not a natural person, each officer, director, trustee or partner of such Shareholder and each person who controls such Shareholder within the meaning of Section 15 of the Securities
Act) from and against any claims, losses, damages or liabilities to which such Shareholder (or any such officer, director, partner or controlling person) may become subject (under the Securities Act or otherwise) insofar as such claims, losses, damages or liabilities arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement, and Norwest will indemnify such Shareholder for reasonable attorneys' fees and expenses incurred in investigating, preparing to defend or defending against any such claims, losses, damages or liabilities; provided, however, that Norwest shall not be liable to indemnify any Shareholder to the extent that such claim, loss, damage or liability arises out of or is based upon (i) an untrue statement made in reliance upon and in conformity with information furnished to Norwest by or on behalf of such Shareholder specifically for use in preparation of the Registration Statement, or (ii) Transfers not in compliance with the terms of this Investment Agreement.

     (c) Indemnification of Norwest. Each Shareholder agrees to indemnify and hold harmless Norwest, each officer of Norwest who signs the Registration Statement, each director of Norwest and each other person selling Shares pursuant to the Registration Statement (and each person, if any, who controls such other person within the meaning of Section 15 of the Securities Act and each officer, director or partner of such person) from and against any claims, losses, damages or liabilities to which Norwest (or any such officer, director or other person) may become subject (under the Securities Act or otherwise), insofar as such claims, losses, damages or liabilities arise out of, or are based upon (A) any untrue statement of a material fact made in reliance upon and in conformity with information furnished by or on behalf of such Shareholder specifically for use in preparation of the Registration Statement, or (B) any Transfer by such Shareholder not in compliance with applicable federal and state securities laws; and such Shareholder will reimburse Norwest (and any such officer, director or other person) for reasonable attorneys' fees and expenses incurred in investigating, preparing to defend and defending against any such claims, losses, damages or liabilities.

     (d) Notice of Claim and Defense of Claim or Action. Promptly after receipt of notice of any claim or commencement of any action for which indemnification is sought under this paragraph 6, the person seeking indemnification (the "Claimant") shall give the person from whom indemnification is sought (the "Indemnifier") written notice of such claim or the commencement of such action ("Notice"). If, within five (5) business days of receipt of such Notice, Indemnifier notifies the Claimant that it has elected to assume the defense of such claim or action, with counsel reasonably satisfactory to the Claimant, then the Indemnifier shall not be liable to such Claimant for any legal expenses subsequently incurred by the Claimant in such defense; provided, however, that if, in the reasonable judgment of the Claimant, there is or would be a conflict of interest that would make it inappropriate for the same counsel to represent both the Claimant and the Indemnifier, then the Claimant shall be entitled to retain its own counsel at the expense of the Indemnifier.

     7. Notices. Except for a notice of deferral of a proposed Transfer by Norwest under paragraph 3(b), any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be delivered in person or sent by telecopy to the address or telecopy number set forth below and a copy of such notice shall be mailed by first class registered or certified mail, postage prepaid, addressed as follows:

          If to Norwest:

               Norwest Corporation
               Sixth and Marquette
               Minneapolis, Minnesota  55479-1026
               Attention:  Secretary
               Telecopy Number: (612) 667-4399

          If to any one or all of the Shareholders:

               Jack E. Biegler
               Ellison Management
               70 N.E. Loop 410
               Suite 545
               San Antonio, Texas  78216
               Telephone Number:  (210) 342-5087
               Facsimile Number:  (210) 342-1085

          and

               Ronald K. Calgaard, Trustee
               150 Oakmont
               San Antonio, Texas  78212
               Telephone Number:  (210) 736-8401
               Facsimile Number:  (210) 736-8400


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          with copies to:

               James M. Doyle, Jr.
               Matthews & Branscomb, P.C.
               One Alamo Center
               106 South St. Mary's, Suite 800
               San Antonio, Texas  78205
               Telephone Number:  (210) 299-3414
               Facsimile Number:  (210) 226-0521

          and

               T. Drew Cauthorn,
               Cauthorn, Hale, Hornberger, Fuller, Sheehan & Becker, Inc. One Riverwalk Place, Suite 620
               San Antonio, Texas  78205
               Telephone Number:  (210) 271-1700
               Facsimile Number:  (210) 271-1740

or to such other address with respect to a party as such party shall notify the other in writing as above provided.

     8. SUCCESSORS AND ASSIGNS. This Investment Agreement and the rights and obligations of the Shareholder hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but the rights granted hereunder shall not be assignable by any Shareholder by operation of law or otherwise without the prior written consent of Norwest, except that such consent shall not be required in the event of transfer by bequest, devise, inheritance or law of intestacy or gift or in the event of a
transfer by the Trust to any beneficiary of such trust   In the event of a
transfer from the Trust to the beneficiaries of such Trust, the right to make the number of transfers permitted under Section 3(a) above shall be allocated equally between the beneficiaries of such Trust, or in such other manner as the Trustees of the Trust may designate in writing.

     9. GOVERNING LAW. This Investment Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Minnesota.

     10. COUNTERPARTS. This Investment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.

     11. CAPTIONS. The captions contained in this Investment Agreement are for convenience of reference only and do not form a part of the Investment Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Investment Agreement as of the date first above written.

NORWEST CORPORATION                    SHAREHOLDERS


By:                                    Ray Ellison Grandchildren Trust
   --------------------------------
Its:                                   By:
    -------------------------------       --------------------------------------
                                          Its Trustee

                                       By:
                                          --------------------------------------
                                          Its Trustee

                                       By:
                                          --------------------------------------
                                          Its Trustee


                                       -----------------------------------------
                                       John H. Willome

                                       -----------------------------------------
                                       Jack E. Biegler

                                       -----------------------------------------
                                       Jack Robinson


                   [Signature Page to Investment Agreement]

                                Schedule 1 (a)


                           NUMBER OF
                         COMPANY SHARES
 NAME OF SHAREHOLDER          HELD         LIENS*    STATE OF DOMICILE
 -------------------     --------------    ------    -----------------



*____________________
If none, so indicate. If the Company Shares are subject to one or more liens, describe below.

                       EXHIBIT A TO INVESTMENT AGREEMENT

                      NOTICE OF PROPOSED TRANSFER (SALE)


___________, 199_



Norwest Corporation
Norwest Center
Sixth and Marquette Avenue
Minneapolis, MN  55479-1026
Attn:   Corporate Secretary

RE: Notice of Sale of Common Stock Pursuant to an Investment Agreement dated July __, 1996 relating to the Acquisition of B & G INVESTMENT COMPANY by Norwest Corporation

Ladies and Gentlemen:

     I am a party to the above-referenced Investment Agreement and a "Selling Stockholder" named in the form of prospectus included in the Registration Statement on Form S-3 (the "S-3 Registration Statement") covering shares of the common stock ($1-2/3 par value) (the "Common Stock") of Norwest Corporation ("Norwest") issued in connection with the above Acquisition. In accordance with the provisions of Section 3 of the Investment Agreement, you are hereby notified that I propose to sell ____ shares (the "Shares") of Norwest Common Stock issued to me in the Acquisition pursuant to the S-3 Registration Statement (the "Proposed Transfer"). In connection with the Proposed Transfer, I intend to place an order to sell the Shares with the registered broker-dealer identified below upon expiration of the Notice Period described below.

          Name of Selling Broker:
                                 -----------------------------------------------

          Address:
                                 -----------------------------------------------

                                 -----------------------------------------------
          Contact Person:
                                 -----------------------------------------------

          Telephone and Fax Nos.:
                                 -----------------------------------------------

     I understand that (I) if, on or before 5:00 p.m. Minneapolis, Minnesota time on the fifth business day from the date Norwest receives this Notice (the "Notice Period"), Norwest notifies me by registered or certified first class mail or by fax at the address and/or fax number listed below that the Proposed Transfer must be deferred pursuant to the Investment Agreement (the "Deferral Notice") in the form set forth below, I WILL NOT PROCEED WITH THE PROPOSED TRANSFER AS DESCRIBED IN THIS NOTICE; or (II) if Norwest notifies me in the form set forth below on or before the time and day referred to in clause (i) above that it has not elected to defer the Proposed Transfer may be effected as outlined in this Notice, I MUST PLACE THE ORDER TO SELL (THE "TRADE") THE SHARES WITH THE BROKER-DEALER AND THE TRADE MUST BE EXECUTED NOT LATER THAN 5 BUSINESS DAYS AFTER THE DATE THE NOTICE PERIOD EXPIRES, AND BEFORE I RECEIVE A DEFERRAL NOTICE, IF ANY, FROM NORWEST.

     Norwest should send all notices contemplated by the Investment Agreement and relating to Proposed Transfer to me at the address shown below:

               ---------------------------------------------
               Street

               ---------------------------------------------
               City               State             Zip Code

               ---------------------------------------------
               Fax No.

     If no address is provided, I understand Norwest will send the notice to the address and/or fax number for notices to Shareholders shown in the Investment Agreement.

     I have reviewed the form of the Prospectus dated __________, 199_, and hereby represent to Norwest that the information contained therein with respect to me as a Selling Stockholder is true and correct as of the date hereof and will be true and correct as of the date of the delivery of the Prospectus to the purchaser of the Shares. In anticipation that Norwest will not require that the Proposed Transfer be deferred, I will deliver a copy of the Prospectus to the broker-dealer named above, with instructions that such Prospectus accompany or precede the sale of the Shares to the purchaser thereof in accordance with
Section 5(b) of the Securities Act of 1933.

     I further certify that the Proposed Transfer of the Shares is being made to the public in an "ordinary trading transaction" (as that term is defined in Section 1(e) of the Investment Agreement) in the State of ____________ in accordance with an exemption from registration pursuant to the blue sky laws of such state, and without using any special selling efforts or methods.

Very truly yours,



- -----------------------------------
Name of Selling Stockholder

                              NORWEST CORPORATION

                                    NOTICE
                                 (Select One)


     1. Norwest Corporation does not elect to defer the Transfer described in the above Notice dated a _____________, 19__ from _________________________.
                                                     (name of Stockholder)
     2. Norwest Corporation hereby elects to defer the Transfer described in the above Notice dated _______________, 19___ from _______________________ until
                                                    (name of Stockholder)

_____________________, 19___ pursuant to Section 3(d) of the Investment Agreement. The certificate required by such Section 3(d) is enclosed.

     3. Norwest Corporation hereby elects to defer the Transfer described in the above Notice dated _______________, 19___ from ________________________
                                                     (name of Stockholder)
until _____________________, 19___ pursuant to Section 3(o) in order to permit Norwest Corporation to amend the Registration Statement.

                               NORWEST CORPORATION



                               By:  _____________________________
                               Its: ______________________________

                       EXHIBIT B TO INVESTMENT AGREEMENT


                             REPRESENTATION LETTER


_____________________________, 199_



Norwest Bank Minnesota, N.A.
Stock Transfer
161 North Concord Exchange
P.O. Box  738
South St. Paul, MN  55075-0738
Attn.:  Ms. Susan Roeder

RE: Notice of Sale of Common Stock Pursuant to an Investment Agreement dated July __, 1996 relating to the Acquisition of B & G INVESTMENT COMPANY by Norwest Corporation

Ladies and Gentlemen:

     I am a party to the above-referenced Investment Agreement and a "Selling Stockholder" named in the form of prospectus included in that certain Registration Statement on Form S-3 (the "S-3 Registration Statement"). In accordance with the provisions of Section 3(e) of the Investment Agreement, you are hereby notified that I have sold _______ shares (the "Shares") (the "Transfer") of the common stock ($1 2/3 par value) (the "Common Stock") of Norwest Corporation ("Norwest") pursuant to the S-3 Registration Statement.

     In connection with this transfer, and as a requirement to the transfer of the Shares sold to the purchaser by me, I hereby represent and warrant to you and to Norwest as follows:

          a. The Transfer was made to the public in an "ordinary trading transaction" (as that term is defined in Section 1(e) of the Investment Agreement) by the broker-dealer identified in the Notice of Transfer sent to Norwest, without the use of special selling efforts or methods.

          b. I have delivered, or caused the broker handling the sale to deliver, prior to the sale of the Shares to the purchaser thereof, a copy of the Prospectus included in the S-3 Registration Statement and have otherwise have complied with all prospectus delivery requirements under the Securities Act of 1933 (the "Securities Act"). The Transfer of the Shares is not subject to the provisions of Rule 10b-6 promulgated under the Securities Act of 1934 (the "Exchange Act"), or if the Transfer is subject to Rule 10b-6, the Transfer has been made in accordance with the requirements of such rule. I have further complied with all other requirements of the Securities Act and the Exchange Act and the regulations thereunder applicable to the Transfer.

          c. The number of Shares being transferred, when added to any shares previously transferred pursuant to the S-3 Registration Statement or the Investment Agreement, do not exceed the number of shares set forth opposite my name in the "Selling Stockholder" table in the Prospectus, and will not cause a breach of any representation or warranty made by me in the Investment Agreement; and

          d. Norwest was given notice of the proposed Sale as required under the Investment Agreement and did not object to the Transfer, and the Transfer has been made in compliance with all the terms and provisions of the Investment Agreement.

     I hereby undertake to provide you with such other documentation as you may require as Transfer Agent or as may be required under the Investment Agreement in order to complete the transfer of the Shares.

Very truly yours,



- ------------------------------
Name of Stockholder

                       EXHIBIT C TO INVESTMENT AGREEMENT

                     NOTICE OF PROPOSED TRANSFER (PLEDGE)



_____________________, 199_




Norwest Corporation
Sixth and Marquette
Minneapolis, Minnesota  55479-1026
Attention:  Laurel A. Holschuh
            Senior Vice President
            and Secretary

RE: Pledge and Consent Pursuant to an Investment Agreement dated July __, 1996 Relating to the Acquisition of B & G INVESTMENT COMPANY by Norwest Corporation

Ladies and Gentlemen:

I am entering into a loan transaction (the "Loan") with the financial institution identified below (the "Bank") which Loan is to be secured by, among other collateral, a pledge of __________ shares of the Common Stock of Norwest Corporation (the "Shares") held by me to the Bank (the "Pledge"). The Shares were issued to me without registration under federal and state securities laws pursuant to that certain Investment Agreement dated July __, 1996. The certificates evidencing the Shares bear a restrictive legend to the effect that any transfer of such Shares is restricted by, among other things, the provisions of the Investment Agreement. Section 1(b)(i) of the Investment Agreement provides that I ". . . will not, directly or indirectly, . . . pledge . . . any of the Shares . . ." except in compliance with the Investment Agreement, among other agreements. Section 3(a) of the Investment Agreement requires me to deliver notice to Norwest of any proposed Pledge describing the proposed Pledge, together with an opinion of counsel that such pledge does not require registration under the Securities Act of 1933 (the "Securities Act"), and that Norwest consent to such pledge.

I hereby enclose the opinion of counsel required by the Investment Agreement in connection with the proposed Pledge, and request that Norwest consent to the proposed Pledge of the Shares to the Bank.

     Name and Address of Bank:

     ---------------------------------------------

     ---------------------------------------------

     Name of Contact Person:
                            ----------------------

     Tel.:                 ;  Fax.:
          -----------------        ---------------

Very truly yours,


- ---------------------------
Name of Stockholder


ACKNOWLEDGMENT BY BANK

The Bank understands and agrees that the Shares are subject to the restrictions on transfer described in the Investment Agreement, a copy of which has been furnished to the Bank, and that any disposition of the Shares by the Bank following foreclosure of the Pledge will be subject to the provisions of federal and state securities laws and the Investment Agreement.


- ---------------------------
Name of Bank


By
  -------------------------
Its
   ------------------------


Consent is hereby given for the pledge by the Borrower named above to the above Bank of shares of Norwest Corporation common stock received pursuant to that certain Investment Agreement dated July __, 1996.

NORWEST CORPORATION

By
  -------------------------
Its
   ------------------------

                                      -2-